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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of report (Date of earliest event reported): September 12, 2024
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AIR T, INC.
(Exact Name of Registrant as Specified in Charter)
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Delaware	001-35476	52-1206400
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

11020 David Taylor Drive, Suite 305,
Charlotte, North Carolina 28262
(Address of Principal Executive Offices, and Zip Code)

________________(980) 595-2840__________________
Registrant’s Telephone Number, Including Area Code

 Not applicable___
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	AIRT	NASDAQ Capital Market
Alpha Income Preferred Securities (also referred to as 8% Cumulative Capital Securities) (“AIP”)	AIRTP	NASDAQ Global Market
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

☐	Emerging growth company
☐	If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 1.01 Entry into a Material Definitive Agreement

On September 12, 2024, CASP Leasing I, LLC (“CASP”), a 95% owned subsidiary of Contrail Aviation Support, LLC (“CAS”), completed the purchase of two airplanes - an Airbus A320 aircraft and an Airbus A321 aircraft. The total transaction value for the aircraft purchases exceeded $18,000,000 and the purchase agreements and lease agreements that became effective upon closing were filed as exhibits to that certain Air T, Inc. Current Report on Form 8-K filed September 5, 2024. The purchase continues CAS’s and Contrail Aviation Leasing, LLC (“CAL”)’s business of purchasing aircraft and/or aircraft engines for the purpose of leasing or disassembling them and selling them for parts. CAS, CAL and CASP are collectively referred to herein as the “Contrail Parties.”

The Contrail Parties obtained a portion of the funds necessary to fund the acquisitions of the airplanes and engines from Old National Bank (“ONB”). The financing documents executed on September 12, 2024 included: the Fifth Amendment to the Master Loan Agreement by and between CAS, CAL and ONB dated June 24, 2019 (the “Master Loan Agreement”); Supplement #11 to the Master Loan Agreement made and entered into by the Contrail Parties and ONB; and, Term Note J by the Contrail Parties to ONB. Term Note J is a term loan in the principal amount of $10,000,000. The loan bears a variable monthly interest rate at the 1-month SOFR Rate plus 3.8648% and requires equal monthly payments of principal and interest until the loan maturity date of September 12, 2028. The loan requires compliance with covenants that require minimum Tangible Net Worth of $15 million and a Quarterly Cash Flow Coverage of not less than 1.25 to 1.0. In order to induce ONB to enter into these agreements, CAS and OCAS, Inc. entered into a subordination agreement dated September 12, 2024 to address certain Loan matters and to establish the priority of repayment of CAS’ debt to ONB over the April 1, 2024 subordinate promissory note payable by CAS to OCAS, Inc. in the original principal amount of $4,570,000.

The foregoing summary of the above transactions does not purport to be complete. The terms of the purchase and acquisition transaction and documents are qualified in their entirety by reference to the documents which are filed to Air T, Inc’s Current Report on Form 8-K filed on September 5, 2024 which are incorporated by reference herein. The above discussion regarding the Old National Bank financing modifications is qualified in its entirety by reference to the Fifth Amendment and the Supplement #11 to Master Loan Agreement, Term Loan J and Subordination Agreement filed as Exhibits 10.1, 10.2, 10.3 and 10.4 filed herewith, which are incorporated herein by reference.

Item 2.01 Completion of Acquisition or Disposition of Assets

To the extent required by Item 2.01 of Form 8-K, the information contained in Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 2.01.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

To the extent required by Item 2.03 of Form 8-K, the information contained in Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 2.03.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

10.1	Fifth Amendment to Master Loan Agreement by and between Contrail Aviation Support, LLC, Contrail Aviation Leasing, LLC and Old National Bank dated September 12, 2024
10.2	Supplement #11 to Master Loan Agreement made and entered into by Contrail Aviation Support, LLC, Contrail Aviation Leasing, LLC, CASP Leasing I, LLC and Old National Bank dated September 12, 2024*
10.3	Term Note J by Contrail Aviation Support, LLC, Contrail Aviation Leasing, LLC and CASP Leasing I, LLC dated September 12, 2024
10.4	Subordination Agreement among Old National Bank, OCAS, Inc. and Contrail Aviation Support, LLC dated September 12, 2024
104	Inline XBRL for the cover page of this Current Report on Form 8-K.

*Portions of the exhibit have been omitted for confidential treatment.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 18, 2024

AIR T, INC.

By: /s/ Tracy Kennedy
Interim Principal Financial Officer